Exhibit 10.2

GUARANTEE

GUARANTEE, dated as of February 14, 2006, made by each of the signatories hereto (the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of September 27, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TXOK Acquisition, Inc. (the “Borrower”), certain Subsidiaries of Borrower as Guarantors, the Lenders and the Administrative Agent.

WI T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, EXCO Resources, Inc. owns equity interests in the Borrower and the Guarantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have agreed to execute and deliver this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

NOW, THEREFORE, in consideration of the premises each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1.                            DEFINED TERMS

1.1                               Definitions.

(a)                                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)                                 The following terms shall have the following meanings:

“Agreement”:  this Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Guarantee”:  the guarantee contained in Section 2.

“Obligations”:  means all obligations of every nature of the Borrower from time to time owing to the Administrative Agent, the Lenders, the Lender Counterparties or any of them under any Loan Document or Swap Agreement, whether for principal, interest, funding indemnification amounts, fees, expenses, indemnification or otherwise.

1.2                               Other Definitional Provisions.(a)                    The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this

Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.                            GUARANTEE

2.1                               Guarantee of Payment.  Each Guarantor unconditionally and irrevocably guarantees to the Administrative Agent for the benefit of the Lenders, the punctual payment of all Obligations now or which may in the future be owing by the Borrower under the Loan Documents (the “Guaranteed Liabilities”).  This Guarantee is a guaranty of payment and not of collection only.  The Administrative Agent shall not be required to exhaust any right or remedy or take any action against the Borrower or any other Person or any collateral.  The Guaranteed Liabilities include interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Credit Agreement or Swap Agreement, as the case may be, regardless of whether such interest is an allowed claim.  Each Guarantor agrees that, as between the Guarantor and the Administrative Agent, the Guaranteed Liabilities may be declared to be due and payable for the purposes of this Guarantee notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards the Borrower or any other Guarantor and that in the event of a declaration or attempted declaration, the Guaranteed Liabilities shall immediately become due and payable by each Guarantor for the purposes of this Guarantee.

2.2                               Guarantee Absolute.  Each Guarantor guarantees that the Guaranteed Liabilities shall be paid strictly in accordance with the terms of this Agreement.  The liability of each Guarantor hereunder is absolute and unconditional irrespective of:  (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Loan Documents or Swap Agreements or the Guaranteed Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document or Swap Agreement or Guaranteed Liability, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Loan Documents, Swap Agreements or Guaranteed Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document, Swap Agreement or Guaranteed Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document, Swap Agreement or Guaranteed Liability; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents, the Swap Agreements or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, the Borrower or a Guarantor.

2.3                               Guarantee Irrevocable.  This Guarantee is a continuing guaranty of the payment of all Guaranteed Liabilities now or hereafter existing under this Agreement and shall remain in full force and effect until payment in full of all Guaranteed Liabilities and other amounts payable hereunder and until this Agreement is no longer in effect or, if earlier, when the Guarantor has given the Administrative Agent written notice that this Guarantee has been revoked; provided that any notice under this Section shall not release the revoking Guarantor from any Guaranteed Liability, absolute or contingent, existing prior to the Administrative Agent’s actual receipt of the notice at its branches or departments responsible for this Agreement and reasonable opportunity to act upon such notice.

2.4                               Reinstatement.  This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities is rescinded or must otherwise be returned by the Administrative Agent or any Lender on the insolvency, bankruptcy or reorganization of the Borrower, or any Guarantor, or otherwise, all as though the payment had not been made.

2.5                               Subrogation.  No Guarantor shall exercise any rights which it may acquire by way of subrogation, by any payment made under this Guarantee or otherwise, until all the Guaranteed Liabilities have been paid in full and this Agreement is no longer in effect.  If any amount is paid to the Guarantor on account of subrogation rights under this Guarantee at any time when all the Guaranteed Liabilities have not been paid in full, the amount shall be held in trust for the benefit of the Lenders and shall be promptly paid to the Administrative Agent to be credited and applied to the Guaranteed Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms of this Agreement.  If any Guarantor makes payment to the Administrative Agent or the Lenders of all or any part of the Guaranteed Liabilities and all the Guaranteed Liabilities are paid in full and this Agreement is no longer in effect, the Administrative Agent and the Lenders shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Liabilities resulting from the payment.

2.6                               Subordination.  Without limiting the rights of the Administrative Agent and the Lenders under any other agreement, any liabilities owed by the Borrower to any Guarantor in connection with any extension of credit or financial accommodation by any Guarantor to or for the account of the Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Liabilities, and such liabilities of the Borrower to such Guarantor, if the Administrative Agent so requests, shall be collected, enforced and received by any Guarantor as trustee for the Administrative Agent and shall be paid over to the Administrative Agent on account of the Guaranteed Liabilities but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guarantee.

2.7                               Payments Generally.  All payments by the Guarantors hereunder shall be made in Dollars in immediately available funds.

2.8                               Setoff.  Each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim the Administrative Agent or any Lender may otherwise have, the Administrative Agent or such Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of any Guarantor at any office of the Administrative Agent or such Lender, in Dollars or in any other currency, against any amount payable by such Guarantor under this Guarantee which is not paid when due

(regardless of whether such balances are then due to such Guarantor), in which case it shall promptly notify such Guarantor thereof; provided that the failure of the Administrative Agent or such Lender to give such notice shall not affect the validity thereof.

2.9                               Formalities.  Each Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guarantee or incurrence of any Guaranteed Liability and any other formality with respect to any of the Guaranteed Liabilities or this Guarantee.

SECTION 3.                            REPRESENTATIONS AND WARRANTIES

Each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

3.1                               Power and Authority.  Each Guarantor is duly authorized and empowered to execute, deliver and perform this Agreement; and all action on each of the Guarantor’s part requisite for the due execution, delivery and performance of this Agreement, has been duly and effectively taken.

3.2                               Binding Obligations.  This Agreement constitutes the valid and binding obligations of each Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to general principles of equity and any applicable bankruptcy, insolvency, or similar debtor relief laws now or hereafter in effect and relating to or affecting the enforcement of creditors’ rights generally).

3.3                               No Legal Bar or Resultant Lien.  This Agreement does not and will not, to the best of each Guarantor’s knowledge, violate any provisions of any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which such Guarantor is subject, or result in the creation or imposition of any Lien or other encumbrance upon any assets or properties of such Guarantor.

3.4                               No Consent.  The execution, delivery and performance by each Guarantor of this Agreement does not require the order, consent, adjudication, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any other Person or entity, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof except for consents required for federal, state and, in some instances, private leases, right of ways and other conveyances or encumbrances of oil and gas leases.

SECTION 4.                            MISCELLANEOUS

4.1                               Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except pursuant to a written instrument signed by the Administrative Agent and each Guarantor.

4.2                               Exercise of Rights. No failure to exercise, and no delay in exercising, on the part of the Administrative Agent or the Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The rights of the Administrative Agent and the Lenders hereunder shall be in addition to all other rights provided by law.

4.3                               Notices.  All notices, requests and demands to or upon the Administrative Agent hereunder shall be effected in the manner provided for in Section 11.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on the signature pages hereto.

4.4                               Expenses.  Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the Guarantee or otherwise enforcing or preserving any rights under this Agreement, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.  THE BORROWERS HEREBY ACKNOWLEDGE THAT GARDERE WYNNE SEWELL LLP IS SPECIAL COUNSEL TO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER, UNDER THIS AGREEMENT AND THAT IT IS NOT COUNSEL TO, NOR DOES IT REPRESENT THE BORROWER OR ANY GUARANTOR IN CONNECTION WITH THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT.  The Borrower and each Guarantor is relying on separate counsel in the transaction described herein.  The obligations of this Section 4.4 shall survive any termination of this Agreement and the payment of all indebtedness of the Borrower to the Lenders under the Credit Agreement.

4.5                               Indemnity.  Each Guarantor agrees to indemnify and hold harmless the Administrative Agent and the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an “Indemnified Party”, and collectively, the “Indemnified Parties”) from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Indemnified Parties, including all local counsel hired by such counsel) (“Claim”) incurred by the Indemnified Parties in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of such Guarantor or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to this Agreement and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party’s ordinary negligence.  The indemnity set forth herein shall be in addition to any other obligations or liabilities of each Guarantor to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Agreement and the payment of all indebtedness of the Borrower under the Credit Agreement, provided that no Guarantor shall have any obligation under this Section to a Lender with respect to any of the foregoing arising out of the gross negligence or willful misconduct of any Lender.  If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Guarantors of such Claim

(but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure).  The Indemnified Party shall have the right to employ, at the Guarantors’ expense, counsel of the Indemnified Parties’ choosing and to control the defense of the Claim.  The Guarantors may at their expense also participate in the defense of any Claim.  Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party.  THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF ANY LIABILITY INCLUDING STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON THE ADMINISTRATIVE AGENT AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

4.6                               Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

4.7                               Multiple Counterparts.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Facsimiles shall be effective as originals.

4.8                               Survival.  All covenants, agreements, undertakings, representations and warranties made in this Agreement shall survive all closings hereunder and shall not be affected by any investigation made by any party.

4.9                               Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Lenders and the Administrative Agent and their respective successors, assigns, heirs, legal representatives and estates, provided, however, that no Guarantor may, without the prior written consent of the Administrative Agent, assign any rights, powers, duties or obligations hereunder.

4.10                        Choice of Forum: Consent to Service of Process and Jurisdiction.  THE OBLIGATIONS OF EACH GUARANTOR UNDER THIS AGREEMENT ARE PERFORMABLE IN DALLAS, TEXAS.  ANY SUIT, ACTION OR PROCEEDING AGAINST THE GUARANTORS WITH RESPECT TO THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, OR IN THE UNITED STATES COURTS LOCATED IN THE NORTHERN DISTRICT OF TEXAS AND EACH GUARANTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF

ANY SUCH SUIT, ACTION OR PROCEEDING.  EACH GUARANTOR HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR, AT THE ADDRESS FOR NOTICES AS PROVIDED IN SECTION 4.3.  EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

4.11                        Waiver of Jury Trial.  EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.12                        Other Agreements.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.13                        Releases.  At such time as the Loans and the other Obligations shall have been paid in full, this Agreement and all obligations (other than those expressly stated to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

EXCO RESOURCES, INC.
a Texas corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

Address for Notices:

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer
and

Attn:	J. Douglas Ramsey
Chief Financial Officer

EXCO OPERATING, LP
a Delaware limited partnership

By:	EXCO Investment II, LLC,
its sole general partner

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

NORTH COAST ENERGY, INC.
a Delaware corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President

NORTH COAST ENERGY EASTERN, INC.
a Delaware corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President

ROJO PIPELINE, INC.
(f/k/a Taurus Acquisition, Inc.)
a Texas corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President

EXCO INVESTMENT I, LLC
a Delaware limited liability company

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

EXCO INVESTMENT II, LLC
a Delaware limited liability company

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

PINESTONE RESOURCES, L.L.C.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

Address for Notices:

c/o EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer
and

Attn:	J. Douglas Ramsey
Chief Financial Officer